SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2004

SOUTHERN PERU COPPER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 East Camelback Rd. Phoenix, AZ		85016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 21, 2004, Southern Peru Copper Corporation issued a press release announcing financial results for the quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release by Southern Peru Copper Corporation dated October 21, 2004, announcing financial results for the quarter ended September 30, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Peru Copper Corporation

	By:	/s/ Armando Ortega
Armando Ortega
	Its:	Vice-President, Legal

Date: October 22, 2004

Exhibit Index

99.1	Press release by Southern Peru Copper Corporation dated October 21, 2004, announcing financial results for the quarter ended September 30, 2004.